VIRTUS Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—82.2%
Diversified—28.2%
Keyera Corp.	58,618	$2,490
Kinder Morgan, Inc.	74,079	2,384
ONEOK, Inc.	37,188	3,377
Pembina Pipeline Corp.	33,002	1,615
Targa Resources Corp.	18,848	5,096
		14,962

Downstream/Other—6.0%
Archrock, Inc.	20,760	742
Kodiak Gas Services, Inc.	27,870	1,636
Sunococorp LLC	10,384	794
		3,172

Electric, Gas and Water—1.4%
DTE Energy Co.	5,081	721
Electric, LDC & Power—8.2%
CenterPoint Energy, Inc.	15,113	635
OGE Energy Corp.	20,112	952
Sempra	15,973	1,415
Southwest Gas Holdings, Inc.	6,111	546
Xcel Energy, Inc.	10,366	811
		4,359

Liquefied Natural Gas—7.4%
Cheniere Energy, Inc.	14,769	3,893
Natural Gas Pipelines—20.9%
DT Midstream, Inc.	24,907	3,437
TC Energy Corp.	46,783	3,154
	Shares	Value

Natural Gas Pipelines—continued
Williams Cos., Inc. (The)	62,855	$4,497
		11,088

Oil & Gas Storage, Transportation and Production—2.3%
Kinetik Holdings, Inc. Class A	24,263	1,227
Petroleum Transportation & Storage—5.5%
Enbridge, Inc.	36,247	1,974
Gibson Energy, Inc.	40,659	931
		2,905

Upstream/Other—2.3%
EQT Corp.	14,804	789
Matador Resources Co.	9,078	453
		1,242

Total Common Stocks (Identified Cost $30,753)		43,569

	Units
Master Limited Partnerships—16.2%
Diversified—11.9%
Energy Transfer LP	101,466	2,066
Enterprise Products Partners LP	53,173	2,023
MPLX LP	38,040	2,223
		6,312

	Units	Value

Petroleum Transportation & Storage—4.3%
Plains GP Holdings LP Class A	85,831	$2,260
Total Master Limited Partnerships (Identified Cost $5,380)		8,572

Total Long-Term Investments—98.4% (Identified Cost $36,133)		52,141

TOTAL INVESTMENTS—98.4% (Identified Cost $36,133)		$52,141
Other assets and liabilities, net—1.6%		851
NET ASSETS—100.0%		$52,992

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings†
United States	81%
Canada	19
Total	100%
† % of total investments as of July 31, 2026.
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at July 31, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$43,569	$43,569
Master Limited Partnerships	8,572	8,572
Total Investments	$52,141	$52,141
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at July 31, 2026.
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.